UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under §240.14a-12

Q/C Technologies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

October 20, 2025

To the Stockholders of Q/C Technologies, Inc.:

You are cordially invited to attend the 2025 Special Meeting of Stockholders of Q/C Technologies, Inc., a Delaware corporation (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m., Eastern Time, on Monday, November 10, 2025, at www.virtualshareholdermeeting.com/QCLS2025SM.

We have decided to hold this special meeting virtually via live webcast on the internet because hosting a virtual special meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the special meeting. You will be able to vote and submit questions electronically prior to the special meeting by visiting www.proxyvote.com, and during the special meeting by visiting www.virtualshareholdermeeting.com/QCLS2025SM. Specific instructions for accessing the meeting are provided in the enclosed Notice of Special Meeting of Stockholders and proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual special meeting, please call the technical support number available on the virtual meeting page on the morning of the special meeting.

Your vote is very important. Whether or not you expect to be present at the special meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the special meeting. As an alternative to voting during the special meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online, by phone or by written proxy ensures your representation at the special meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the special meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the special meeting. On behalf of the Board of Directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you have any questions or need assistance with voting, please contact Joshua Silverman, our Executive Chairman, at 512-994-4917.

If you plan to virtually attend the special meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The special meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the special meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman of the Board of Directors
October 20, 2025

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On NOVEMBER 10, 2025:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

Q/C Technologies, Inc.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

Notice of SPECIAL Meeting of Stockholders

to be Held on november 10, 2025

The 2025 Special Meeting (the “Special Meeting”) of the stockholders of Q/C Technologies, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Monday, November 10, 2025, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/QCLS2025SM. We will consider and act on the following items of business at the Special Meeting:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.001 per share (the “Common Stock”) (A) underlying (i) shares of Series H convertible preferred stock, par value $0.001 per share (the “Series H Preferred Stock”) and warrants (the “Investor Warrants”) issued by us to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of September 2, 2025, by and among the Company and the investors party thereto, (ii) warrants issued by us pursuant to the terms of (a) that certain engagement letter, dated August 27, 2025, between the Company and Rodman & Renshaw LLC, and (b) that certain engagement letter, dated August 28, 2025, between the Company and GP Nurmenkari Inc. (collectively, the “Placement Agent Warrants”), (iii) shares of Series I convertible preferred stock, par value $0.001 per share (the “Series I Preferred Stock”), issued by us pursuant to that certain Membership Interest Purchase Agreement, dated as of September 2, 2025, by and among the Company, LPU Holdings LLC (“LPU”) and the members of LPU identified on the signature pages attached thereto, and (iv) warrants issued by us pursuant to the terms of that certain consulting agreement, dated as of October 1, 2025, by and among the Company, James Altucher and Z-List Media, Inc. (the “Consulting Warrants” and, together with the Investor Warrants and Placement Agent Warrants, the “Warrants”), and (B) to be issued pursuant to (i) that certain engagement letter, dated as of August 31, 2025, by and between the Company and Palladium Capital Group, LLC (the “Advisory Shares”), and (ii) the MIPA upon the achievement of certain milestone events (such shares, the “Milestone Shares”), including shares of Common Stock issuable upon certain warrants to be issued upon achievement of such milestone events (the “Milestone Warrants”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series H Preferred Stock, Series I Preferred Stock, Warrants, Advisory Shares, Milestone Shares and Milestone Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series H Preferred Stock, Series I Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”);

2.

A proposal to approve the Second Amendment (the “Amendment”) to the Q/C Technologies, Inc. 2021 Equity Incentive Plan (as amended, the “Plan”), to increase the total number of shares of the Company’s Common Stock authorized for issuance under such Plan by 1,375,000, to a total of 1,400,000 shares (“Incentive Plan Amendment Proposal”);

3.	A proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors (the “Board”) of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-250, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”); and

4.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Incentive Plan Amendment Proposal or Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Issuance Proposal, the Incentive Plan Amendment Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal.

We have decided to hold the Special Meeting virtually via live webcast on the internet because hosting the Special Meeting virtually enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders and reduces the cost and environmental impact of the Special Meeting. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Special Meeting by visiting www.proxyvote.com, and during the Special Meeting by visiting www.virtualshareholdermeeting.com/QCLS2025SM, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the Special Meeting are provided in the enclosed Notice of Special Meeting of Stockholders and proxy card or voting instruction form you received.

The Board has fixed the close of business on September 18, 2025, as the record date for the Special Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our Common Stock, our Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), our Series G Convertible Preferred Stock, par value $0.001 per share (“Series G Preferred Stock”), our Series H Convertible Preferred Stock, par value $0.001 per share (“Series H Preferred Stock”), and our Series I Convertible Preferred Stock, par value $0.001 per share (“Series I Preferred Stock”) are entitled to receive notice of the Special Meeting. Only holders of record at the close of business on the Record Date of shares of (i) our Common Stock, (ii) our Series D Preferred Stock, subject to the terms of the Certificate of Designations of Preferences, Rights and Limitations of the Series D Preferred Stock, as amended, (iii) our Series G Preferred Stock, subject to the terms of the Certificate of Designations of Series G Preferred Stock, as amended, (iv) our Series H Preferred Stock, subject to the terms of the Certificate of Designations of Series H Preferred Stock (except with respect to the Issuance Proposal, which such holders of Series H Preferred Stock are not entitled to vote their shares of Series H Preferred Stock on), and (v) our Series I Preferred Stock, subject to the terms of the Certificate of Designations of Preferences, Rights and Limitations of the Series I Preferred Stock (except with respect to the Issuance Proposal, which such holders of Series I Preferred Stock are not entitled to vote their shares of Series I Preferred Stock on) are entitled to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will also be available for viewing during the Special Meeting by visiting www.virtualshareholdermeeting.com/QCLS2025SM. Stockholders will be also able to submit questions during the Special Meeting.

You can vote virtually during the Special Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of Common Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock as the stockholder of record on the Record Date, then you have the right to vote those shares at the Special Meeting; provided that the holders of Series H Preferred Stock or Series I Preferred Stock are not entitled to vote for the Issuance Proposal. If you are a beneficial owner and hold such shares in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/QCLS2025SM in order to vote your shares during the Special Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Special Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman of the Board of Directors
October 20, 2025

i

Q/C TECHNOLOGIES, Inc.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

(856) 848-8698

Proxy Statement

for

SPECIAL Meeting of Stockholders

TO BE HELD ON NOVEMBER 10, 2025

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Q/C” refer to Q/C Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of: our common stock, par value $0.001 per share (the “Common Stock”); our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”); our Series H Convertible Preferred Stock, par value $0.001 per share (the “Series H Preferred Stock”); and our Series I Convertible Preferred Stock, par value $0.001 per share (the “Series I Preferred Stock”), in each case, entitled to vote at the special meeting of stockholders of the Company (the “Special Meeting”).

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of the Company to be voted at the 2025 special meeting of stockholders of the Company (the “Special Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/QCLS2025SM, on November 10, 2025, at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement, along with the Notice and proxy card are being mailed to our stockholders beginning on or about October 20, 2025.

If you held shares of Common Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock at the close of business on the Record Date (as defined below), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/QCLS2025SM and vote on the proposal described in this Proxy Statement.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Our executive offices are located at, and our mailing address is, 1185 Avenue of the Americas, Suite 249, New York, NY 10036.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON NOVEMBER 10, 2025:

Our official Notice of Special Meeting of Stockholders and the Proxy Statement are available at: www.proxyvote.com.

1185 Avenue of the Americas, Suite 249

New York, NY 10036

Telephone: (512) 994-4917

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About The SPECIAL Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

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What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.001 per share (the “Common Stock”) (A) underlying (i) shares of Series H convertible preferred stock, par value $0.001 per share (the “Series H Preferred Stock”) and warrants (the “Investor Warrants”) issued by us to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of September 2, 2025, by and among the Company and the investors party thereto, (ii) warrants issued by us pursuant to the terms of (a) that certain engagement letter, dated August 27, 2025, between the Company and Rodman & Renshaw LLC, and (b) that certain engagement letter dated August 28, 2025, between the Company and GP Nurmenkari Inc. (collectively, the “Placement Agent Warrants”), (iii) shares of Series I convertible preferred stock, par value $0.001 per share (the “Series I Preferred Stock”), issued by us pursuant to that certain Membership Interest Purchase Agreement, dated as of September 2, 2025, by and among the Company, LPU Holdings LLC (“LPU”) and the members of LPU identified on the signature pages attached thereto, and (iv) warrants issued by us pursuant to the terms of that certain consulting agreement, dated as of October 1, 2025, by and among the Company, James Altucher and Z-List Media, Inc. (the “Consulting Warrants” and, together with the Investor Warrants and Placement Agent Warrants, the “Warrants”), and (B) to be issued pursuant to (i) that certain engagement letter, dated as of August 31, 2025, by and between the Company and Palladium Capital Group, LLC (the “Advisory Shares”), and (ii) the MIPA upon the achievement of certain milestone events (such shares, the “Milestone Shares”), including shares of Common Stock issuable upon certain warrants to be issued upon achievement of such milestone events (the “Milestone Warrants”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series H Preferred Stock, Series I Preferred Stock, Warrants, Advisory Shares, Milestone Shares and Milestone Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series H Preferred Stock, Series I Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”);

2.

A proposal to approve the Second Amendment (the “Amendment”) to the Q/C Technologies, Inc. 2021 Equity Incentive Plan (as amended, the “Plan”), to increase the total number of shares of the Company’s Common Stock authorized for issuance under such Plan by 1,375,000, to a total of 1,400,000 shares (“Incentive Plan Amendment Proposal”);

3.	A proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors (the “Board”) of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-250, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”); and

4.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Incentive Plan Amendment Proposal or Reverse Stock Split Proposal (the “Adjournment Proposal”).

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

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What is the Record Date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on September 18, 2025 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, (i) 2,052,974 shares of Common Stock were issued and outstanding; (ii) 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the Certificate of Designations of Preferences, Rights and Limitations of the Series D Preferred Stock, as amended (the “Series D Certificate of Designations”), the holder of Series D Preferred Stock is entitled to 12 votes on the proposals described in this Proxy Statement; (iii) 9,206 shares of Series G Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series G Preferred Stock as set forth in the Certificate of Designations for the Series G Preferred Stock, as amended (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein), the holders of Series G Preferred Stock are entitled to 40,860 votes on the proposals described in this Proxy Statement; (iv) 7,000 shares of Series H Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series H Preferred Stock as set forth in the Certificate of Designations for the Series H Preferred Stock, as amended (and subject to certain beneficial ownership limitations applicable to certain holders of Series H Preferred Stock as set forth therein), the holders of Series H Preferred Stock are entitled to 357,045 votes on the proposals described in this Proxy Statement (other than the Issuance Proposal, which the holders of Series H Preferred Stock are not entitled to vote their shares of Series H Preferred Stock on); and (v) 747,362 shares of Series I Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series I Preferred Stock as set forth in the Certificate of Designations for the Series I Preferred Stock (and subject to certain beneficial ownership limitations applicable to certain holders of Series I Preferred Stock as set forth therein), the holders of Series I Preferred Stock are entitled to 357,048 votes on the proposals described in this Proxy Statement (other than the Issuance Proposal, which the holders of Series I Preferred Stock are not entitled to vote their shares of Series I Preferred Stock on). See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock at the close of business on the Record Date may vote at the Special Meeting; provided that the holders of Series H Preferred Stock or Series I Preferred Stock are not entitled to vote for the Issuance Proposal.

What are the voting rights of the stockholders?

The Company has five outstanding classes of voting stock entitled to vote at the Special Meeting: Common Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. The holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series D Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (in accordance with the certificate of designation for the Series D Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. Each holder of Series G Preferred Stock and Series H Preferred Stock is entitled to that number of votes per share of Series G Preferred Stock and Series H Preferred Stock, as applicable, equal to the stated value of such share of Series G Preferred Stock and Series H Preferred Stock, as applicable, held by such holder, divided by the applicable Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the applicable subscription dates for such Series G Preferred Stock and Series H Preferred Stock (as set forth in the respective certificates of designation for the Series G Preferred Stock and Series H Preferred Stock) with respect to any and all matters presented to the stockholders for their action or consideration. The holder of Series I Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series I Preferred Stock beneficially owned by such holder are convertible as of the Record Date. Holders of the Series D Preferred Stock, the Series G Preferred Stock, Series H Preferred Stock and the Series I Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock, the Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock.

What constitutes a quorum for the Special Meeting?

The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, then the Chairman of the Special Meeting may adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Reverse Stock Split Proposal and the Adjournment Proposal are considered “routine matters.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Issuance Proposal or Incentive Plan Amendment Proposal.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Special Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. To vote by proxy, you must do one of the following:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 9, 2025.

●	By phone. You can vote by telephone by calling the toll-free number included on your proxy card. Telephone voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 9, 2025.

●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Special Meeting. To participate in the virtual Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Executive Chairman, to serve as the proxy for the Special Meeting.

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Your proxy card will be valid only if you sign, date and return it before the Special Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

●	Issuance Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Incentive Plan Amendment Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Reverse Stock Split Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Adjournment Proposal: You may vote for the proposal, vote against the proposal or abstain from voting on the proposal

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

1.	“FOR” the Issuance Proposal;

2.	“FOR” the Incentive Plan Amendment Proposal;

3.	“FOR” the Reverse Stock Split Proposal; and

4.	“FOR” the Adjournment Proposal.

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What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the Issuance Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	attending the Special Meeting and voting during the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares online during the Special Meeting to revoke your proxy;.

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, which must be received before noon, New York time on November 9, 2025, or by voting by Internet on a date later than the prior proxy; or

●	giving written notice of revocation to the Company addressed to Joshua Silverman, Executive Chairman, at the Company’s address above, which notice must be received before noon, New York time on November 9, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, approval of the Issuance Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Issuance Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Assuming the presence of a quorum, approval of the Incentive Plan Amendment Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Incentive Plan Amendment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

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Assuming the presence of a quorum, approval of the Reverse Stock Split Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Reverse Stock Split Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Assuming the presence of a quorum, approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Votes abstained will have no effect with respect to the Issuance Proposal, Incentive Plan Amendment Proposal, Reverse Stock Split Proposal or Adjournment Proposal.

Failure to instruct your broker how to vote with respect to the Issuance Proposal and Incentive Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the outcome of the vote with respect to such proposals. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Reverse Stock Split Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock, Series D Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,500 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting (the “Form 8-K”). If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-844-399-2361 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of the Record Date by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our Named Executive Officers and directors; and (iii) all of our directors and executive officers as a group.

The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Q/C Technologies, Inc., 1185 Avenue of the Americas, Suite 249, New York, NY 10036.

Percentage of Common Stock ownership is based on 2,052,974 shares of Common Stock issued and outstanding as of the Record Date. Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of the Record Date. The Series G Preferred Stock ownership is based on 9,117 shares of Series G Preferred Stock outstanding as of the Record Date. The Series H Preferred Stock ownership is based on 7,000 shares of Series H Preferred Stock outstanding as of the Record Date. The Series I Preferred Stock ownership is based on 747,362 shares of Series I Preferred Stock outstanding as of the Record Date.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the exercise of warrants to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of the Record Date by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned (3)	Percentage of Class	Number of Shares of Series H Preferred Stock Beneficially Owned (4)	Percentage of Class	Number of Shares of Series I Preferred Stock Beneficially Owned (4)	Percentage of Class	Total Voting Power
5% Beneficial Owner											1.36%
Premas Biotech PVT Ltd. (6)	-	-	72,992	100%	-	-	-	-	-	-	*
Elisheva Ansbacher (7)	-	-	-	-	-	-	-	-	224,208.60	30.00%	3.81%
Kidron Management LLC (8)	-	-	-	-	-	-	-	-	37,368.10	5.00%	0.64%
Cutter Mill Capital LLC (9)	-	-	-	-	-	-	-	-	242,892.65	32.50%	4.13%
GWD Holdings LLC (10)	-	-	-	-	-	-	-	-	37,368.10	5.00%	*
Wilson Drive Holdings LLC (11)	-	-	-	-	-	-	-	-	93,420.25	12.50%	1.59%
Nadav Kidron (12)	-	-	-	-	-	-	250	3.57%	112,104.30	15.00%	2.36%
Intracoastal Capital LLC (13)	-	-	-	-	-	-	750	10.71%	-	-	1.36%
Pharmacyte Biotech Inc. (14)	4,514,600	68.74%	-	-	8,573	93.12%	3,000	42.86%	-	-	6.80%
Five Narrow Lane LP (15)	107,824	4.99%	-	-	144	1.56%	1,000	14.29%	-	-	1.84%
The Hewlett Fund LP (16)	107,824	4.99%	-	-	-	-	500	7.14%	-	-	*
Richard Abbe / Iroquois Capital Investment Group, LLC (17)	104,043	4.99%	-	-	-	-	750	10.71%	-	-	1.36%

Named Executive Officers and Directors			-	-	-	-	-	-	-	-	-
Joshua Silverman (18)	8,717	*	-	-	-	-	-	-	-	-	-
Christopher Schreiber (19)	2,224	*	-	-	-	-	-	-	-	-	-
Mitchell Glass (20)	2,330	*	-	-	-	-	-	-	-	-	-
Bruce Bernstein (21)	23	*	-	-	-	-	-	-	-	-	-
Ian Rhodes	-	-	-	-	-	-	-	-	-	-	-
Stephen Friscia (22)	2,161	*	-	-	-	-	-	-	-	-	-
Bill White (23)	2,218		-	-	-	-	-	-	-	-	-
			-	-	-	-	-	-	-	-	-
All current executive officers and Directors as a group (7 persons)	17,673	*	-	-	-	-	-	-	-	-	*

*	Less than 1%.

(1)	Percentage of Common Stock ownership is based on 2,052,974 shares of Common Stock issued and outstanding as of the Record Date.

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(2)	Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of the Record Date.

(3)	Percentage of Series G Preferred Stock ownership is based on approximately 9,206 shares of Series G Preferred Stock issued and outstanding as of the Record Date.

(4)	Percentage of Series H Preferred Stock ownership is based on 7,000 shares of Series H Preferred Stock issued and outstanding as of the Record Date.

(5)	Percentage of Series I Preferred Stock ownership is based on 747,362 shares of Series I Preferred Stock issued and outstanding as of the Record Date.

(6)	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 (not adjusted for the Reverse Stock Splits (as defined herein)) shares of Common Stock and 72,992 shares of Series D Preferred Stock as partial compensation for its rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

(7)	This information is based on certain information made available to the Company. Consists of 224,208.6 shares of Series I Preferred Stock, which are convertible into up to approximately 224,208.6 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Elisheva Ansbacher’s address is 7 Chovevey Tsion St., Jerusalem, Israel.

(8)	This information is based on certain information made available to the Company. Consists of 37,368.10 shares of Series I Preferred Stock, which are convertible into up to approximately 37,368.10 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The securities are held by Kidron Management LLC (“Kidron”). Nadav Kidron is a manager of Kidron Management LLC (“Kidron”) and has voting control and investment discretion over the securities reported herein that are held by Kidron. The address of Kidron is 6654 Sweet Maple Ln., Boca Raton, FL 33433.

(9)	This information is based on certain information made available to the Company. Consists of 242,892.65 shares of Series I Preferred Stock, which are convertible into up to approximately 242,892.65 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The securities are held by Cutter Mill Capital LLC (“Cutter Mill”). Michael Vasinkevich is a manager of Cutter Mill and has voting control and investment discretion over the securities reported herein that are held by Cutter Mill. The address of Cutter Mill is 600 Lexington Ave., 32nd Floor, New York, NY 10022.

(10)	This information is based on certain information made available to the Company. Consists of 37,368.10 shares of Series I Preferred Stock, which are convertible into up to approximately 37,368.10 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The securities are held by GWD Holdings LLC (“GWD”). David Dinkin is a manager of GWD and has voting control and investment discretion over the securities reported herein that are held by GWD. The address of GWD is 600 Lexington Ave., New York, NY 10022.

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(11)	This information is based on certain information made available to the Company. Consists of 93,420.25 shares of Series I Preferred Stock, which are convertible into up to approximately 93,420.25 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The securities are held by Wilson Drive Holdings LLC (“Wilson Drive”). Craig Schwabe is a manager of Wilson Drive and has voting control and investment discretion over the securities reported herein that are held by Wilson Drive. The address of Wilson Drive is 600 Lexington Ave., 32nd Floor, New York, NY 10022.

(12)	This information is based on certain information made available to the Company. Consists of (i) 112,104.30 shares of Series I Preferred Stock, which are convertible into up to approximately 112,104.30 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (ii) 250 shares of Series H Preferred Stock, which are convertible into up to approximately 50,000 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Nadav Kidron’s address is 10 Eliezer Hagadol St., Jerusalem, Israel.

(13)	This information is based on certain information made available to the Company. Consists of 750 shares of Series H Preferred Stock, which are convertible into up to approximately 50,000 shares of Common Stock (subject to certain limitations).

Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal Capital LLC (“Intracoastal”), have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act of the securities reported herein that are held by Intracoastal. The address of Intracoastal is 245 Palm Trail, Delray Beach, FL 33483.

(14)	This information is based on a Schedule 13D filed with the SEC on May 30, 2024, by PharmaCyte Biotech, Inc. (“PharmaCyte”) and on information available to the Company. Consists of (i) 8,573 Series G Preferred Shares, which are convertible into up to 1,714,600 shares of Common Stock, (ii) 3,000 Series H Preferred Shares, which are convertible into up to 600,000 shares of Common Stock (subject to certain limitations), and (iii) certain warrants to purchase up to 2,800,000 shares of Common Stock.

The principal business address of PharmaCyte is PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

(15)	This information is based on certain information made available to the Company. Consists of (i) 144 Series G Preferred Shares, which are convertible into up to 28,800 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) certain warrants to purchase up to 300,000 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) 1,000 Series H Preferred Shares, which are convertible into up to 200,000 shares of Common Stock (subject to certain limitations).

The securities are held by Five Narrow Lane (“Five Narrow”). Arie Rabinowitz and Joe Hammer have voting and dispositive control with respect to the securities being offered. As such, each of Arie Rabinowitz and Joe Hammer may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Five Narrow. The address of Five Narrow is 510 Madison Avenue, Suite 1400, New York, NY 10022. The principal business address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(16)	This information is based on certain information made available to the Company. Consists of (i) certain warrants to purchase up to 400,000 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (ii) 5,000 Series H Preferred Shares, which are convertible into up to 100,000 shares of Common Stock (subject to certain limitations).

The securities are held by The Hewlett Fund LP (“Hewlett”). Martin Chopp, as General Partner of Hewlett, has voting and dispositive power over the securities held by Hewlett. As such, Mr. Chopp may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Hewlett. Hewlett’s address is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(17)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024, by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Consists of (i) certain warrants to purchase up to 2,536,212 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (ii) 750 Series H Preferred Shares, which are convertible into up to 150,000 shares of Common Stock (subject to certain limitations). Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page (“Ms. Page”) and Richard Abbe (“Mr. Abbe”) make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF. Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG.

(18)	Represents (i) 29 shares of Common Stock held by Mr. Silverman, (ii) 8,644 shares of Common Stock underlying restricted stock units, and (iii) 44 shares of Common Stock issuable upon the exercise of options held by Mr. Silverman exercisable within 60 days of the Record Date.

(19)	Represents (i) 30 shares of Common Stock, (ii) 2,161 shares of Common Stock underlying restricted stock units, and (iii) 33 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber exercisable within 60 days of the Record Date.

(20)	Represents (i) 1,080 shares of Common Stock underlying restricted stock units, and (ii) 1,250 shares of Common Stock issuable upon the exercise of options held by Dr. Glass exercisable within 60 days of the Record Date.

(21)	Represents 23 shares of Common Stock issuable upon exercise of certain warrants held by Mr. Bernstein.

(22)	Represents 2,161 shares of Common Stock underlying restricted stock units held by Mr. Friscia.

(23)	Represents (i) 24 shares of Common Stock, (ii) 2,161 shares of Common Stock underlying restricted stock units, and (iii) 33 shares of Common Stock issuable upon the exercise of options held by Mr. White exercisable within 60 days of the Record Date.

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ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On September 2, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to sell to the Investors in a private placement (the “Private Placement”) (i) an aggregate of 7,000 shares of the Company’s newly designated Series H Preferred Stock, with a stated value of $1,000 per share, initially convertible into up to 1,400,000 shares of the Company’s Common Stock at an initial conversion price of $5.00 and (ii) accompanying warrants to purchase up to an aggregate of 1,400,000 shares of Common Stock at an initial exercise price of $5.00 (the “Investor Warrants”). On August 29, 2025, the Company effected a 1-for-100 reverse stock split (the “2025 Reverse Stock Split”) of its Common Stock. Pursuant to the share combination event adjustment provisions in the Series G Preferred Stock and pursuant to certain anti-dilution features of the Series H Certificate of Designations and the Investor Warrants, the conversion price of the Series H Preferred Stock and the exercise price of the Investor Warrants from $5.00 per share to $3.3713 per share and the number of shares of Common Stock issuable upon conversion of the Series H Preferred Stock at the Conversion Price is 2,076,351 and the number of Investor Warrants was adjusted proportionally to an aggregate total of 2,076,351. The shares of Common Stock issuable upon conversion of the Series H Preferred Stock are referred to as the “Series H Conversion Shares.” The shares of Common Stock issuable upon exercise of the Investor Warrants are referred to as the “Investor Warrant Shares.”

In connection with the Private Placement, pursuant to an engagement letter with GPN (the “GPN Agreement”), the Company engaged GPN to act as a non-exclusive placement agent in connection with the Private Placement. Pursuant to the GPN Agreement, the Company agreed to (i) pay GPN a cash fee equal to 4% of the gross proceeds of the Private Placement (including any cash proceeds realized by the Company from the exercise of outstanding warrants of the Company), (ii) reimbursement and payment of certain expenses, and (iii) issue to GPN on the closing date of the Private Placement, warrants to initially purchase up to 70,000 shares of Common Stock (which is equal to 4% of the aggregate number of shares of Common Stock underlying the securities issued in the Private Placement), with terms identical to the Investor Warrants (the “GPN Warrants”). In connection with the 2025 Reverse Stock Split and pursuant to certain anti-dilution features of the GPN Warrants, the number of GPN Warrants was adjusted to an aggregate total of 103,818.

Additionally, pursuant to an engagement letter (the “Rodman Agreement”) with Rodman & Renshaw LLC (“Rodman”) the Company engaged Rodman and H.C. Wainwright & Co., LLC (“Wainwright,” and, collectively with GPN and Rodman, the “Placement Agents”) to act as non-exclusive placement agents in connection with the Private Placement. Pursuant to Rodman Agreement, the Company agreed to (i) pay Rodman and Wainwright an aggregate cash fee equal to 5% of the gross proceeds of the Private Placement, including any cash proceeds realized by the Company from the exercise of outstanding warrants of the Company (provided, however, that such cash fee shall be reduced to 2.5% with respect to any gross proceeds raised from enumerated list of existing investors of the Company (the “Existing Investors”)), (ii) reimbursement and payment of certain expenses, and (iii) issue to Rodman and Wainwright on the closing date, warrants to purchase up to 79,000 shares of Common Stock (which is equal to 5% (or 2.5% in case of securities issued to Existing Investors) of the aggregate number of shares of Common Stock underlying the securities issued in the Private Placement), with terms identical to the Warrants (the “Rodman Warrants” and, together with the GPN Warrants, the “Placement agent Warrants” and, the Placement Agent Warrants together with the Investor Warrants, the “Private Placement Warrants”)). In connection with the 2025 Reverse Stock Split and pursuant to certain anti-dilution features of the Rodman Warrants, the number of Rodman Warrants was adjusted to an aggregate total of 117,166. The shares of Common Stock issuable upon exercise of the Placement Agent Warrants are referred to as the “Placement Agent Warrant Shares” and the shares of Common Stock issuable upon exercise of the Private Placement Warrants are referred to as the “Private Placement Warrant Shares.”

To the extent the number of shares of Common Stock to be issued in connection with the Private Placement, including the Private Placement Warrants, is greater than anticipated, the market price of our Common Stock could decline further. The Series H Conversion Shares and the Private Placement Warrant Shares are collectively referred to as the “Series H Underlying Shares.”

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Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the Company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In connection with the Private Placement, we agreed to seek approval by our stockholders for the issuance of the Series H Underlying Shares.

Reasons for the Private Placement

As of June 30, 2025, our cash on hand totaled approximately $207,553. On September 1, 2025, at a duly held meeting of our Board, our Board determined that it was necessary to raise additional funds for the development of the technology acquired through the MIPA and for general corporate purposes. We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $7,000,000 million, was necessary in light of our cash, business development and funding requirements. In addition, at the time of the Private Placement, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

The Securities Purchase Agreement

The Purchase Agreement obligates us to indemnify the applicable Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us or any subsidiary in any of the applicable transaction documents, (ii) any breach of any covenant, agreement or obligation of us or any subsidiary contained in any of the applicable transaction documents, and (iii) certain claims by third parties.

The Purchase Agreement contains certain representations and warranties, covenants and indemnification provisions customary for similar transactions, as well as the following additional covenants: (A) unless Stockholder Approval (as defined below) is obtained, the Company may not effect (i) any Dilutive Issuance (as defined in the Series H Certificate of Designations) or (ii) without the prior written consent of the Required Holders (as defined in the Series H Certificate of Designations), issue or sell (or enter into any agreement or publicly announce the intention to grant, issue or sell) securities containing any anti-dilution price-based adjustments, (B) until ninety (90) days following the earlier of (x) the date on which this registration statement is declared effective or (y) the date on which the selling stockholders may sell their Series H Conversion Shares or shares of Common Stock issuable upon exercise of the Investor Warrants without restriction pursuant to Rule 144 under the Securities Act, the Company may not issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security, in each case of clauses (A) and (B) subject to certain exceptions set forth in the Series H Certificate of Designations. In addition, (A) until all of the Investor Warrants are no longer outstanding, the Company is prohibited from effecting or entering into an agreement to effect any subsequent placement involving a variable rate transaction, and (B) until the later of (i) the Maturity Date (as defined in the Series H Certificate of Designations), and (ii) the date in which no shares of Series H Preferred Stock remain outstanding, the Company must provide the holders of the Series H Preferred Stock the opportunity to participate in any subsequent securities offerings by us. Additionally, we agreed to hold a stockholder meeting, at which we would use our reasonable best efforts to solicit our stockholders’ affirmative vote for approval of our issuance of the Series H Preferred Stock, the Series H Conversion Shares, the Investor Warrants and the Investor Warrant Shares, each in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market, LLC (“Stockholder Approval”) no later than November 16, 2025. The Issuance Proposal is intended to fulfill this covenant, however, we are also seeking approval of the issuance of the Placement Agent Warrants, the shares of Common Stock issuable upon conversion of the Company’s Series I Preferred Stock, the Advisory Shares (as defined herein), the Milestone Securities (as defined herein) and the Consulting Warrants (as defined herein) pursuant to this Issuance Proposal.

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The Series H Preferred Stock

The terms of the Series H Preferred Stock are as set forth in the Series H Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on September 3, 2025, prior to the closing of the Private Placement. The form of Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 10, 2025, and is incorporated herein by reference.

All shares of capital stock of the Company rank junior to the Series H Preferred Stock, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. Further to the foregoing, Series H Preferred Stock rank junior to shares of Series G Preferred Stock of the Company issued and outstanding pursuant to the Certificate of Designations of the Series G Convertible Preferred Stock of the Company, in each case, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Following the date of the Stockholder Approval, the shares of Series H Preferred Stock are convertible into the Series H Conversion Shares at the election of the holder at any time at an initial conversion price of $5.00 per share, which was subsequently adjusted to $3.3713 per share in connection with the 2025 Reverse Stock Split (the “Series H Conversion Price”). The Series H Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions) and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series H Conversion Price (subject to certain exceptions).

The holders of the Series H Preferred Stock are entitled to dividends of seven (7%) percent per annum, compounded each calendar quarter, which are payable in arrears (i) on the first trading day of each quarter, commencing on October 1, 2025 and (ii) upon any redemption or any required payment upon any Triggering Event (as defined in the Series H Certificate of Designations). The holders of the Series H Preferred Stock are also entitled to receive a dividend make-whole payment.

Upon the occurrence and during the continuance of a Triggering Event, the Series H Preferred Stock accrue dividends at the rate of 15% per annum.

The holders of the Series H Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Series H Preferred Stock is entitled to be calculated assuming a conversion price of $4.83 per share, which was the Minimum Price applicable immediately before the execution and delivery of the Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Series H Certificate of Designations. Notwithstanding the foregoing, our ability to settle conversions using shares of Common Stock is subject to certain limitations set forth in the Series H Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that we have obtained Stockholder Approval. Further, the Series H Certificate of Designations contains a certain beneficial ownership limitation which applies to each holder of the Series H Preferred Stock, other than PharmaCyte Biotech, Inc., after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series H Preferred Stock.

The Series H Certificate of Designations includes certain Triggering Events (as defined in the Series H Certificate of Designations), including, among other things, the suspension from trading or the failure of our Common Stock to be trading or listed (as applicable) on an eligible market for a period of five (5) consecutive trading days and the Company’s failure to pay any amounts due to the holders of the Series H Preferred Stock when due, subject to certain cure periods. Upon the occurrence of a Triggering Event, each holder of Series H Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Series H Preferred Stock at a premium set forth in the Series H Certificate of Designations. Further, upon a Triggering Event, a holder of Series H Preferred Stock, at such holder’s option, by delivery of a notice of conversion (“Triggering Event Conversion Notice”) to the Company, may convert all, or any number of shares of Series H Preferred Sstock held by such holder into shares of Common Stock at a price equal to the lowest of (A) the applicable Series H Conversion Price as in effect on the applicable date of conversion, and (B) the greater of (i) the lower of (x) $0.966 and (y) 20% of the “Minimum Price” (as defined in Nasdaq Stock Market Rule 5635) on the date in which the Stockholder Approval is obtained or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Capital Market, and, in each case, subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events, which are subject to certain adjustments as set forth in the Series H Certificate of Designations (the “Floor Price”), and (ii) 80% of the lowest volume weighted average price of the Common Stock of any trading day during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable Triggering Event Conversion Notice.

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The Series H Certificate of Designations contains certain restrictive covenants including but not limited to, maintaining a Cash Minimum (as defined in the Series H Certificate of Designations), restrictions on incurring any indebtedness until the date on which no shares of Series H Preferred Stock are outstanding, subject to certain exceptions, restrictions on directly or indirectly, redeeming, repurchasing or declaring or paying any cash dividend or distribution on any of our capital stock (other than as required by the Series H Certificate of Designations and subject to certain exceptions as set forth therein), and restrictions on directly or indirectly, permitting any of the Company’s indebtedness to mature or accelerate prior to the Maturity Date (as defined in the Series H Certificate of Designations).

There is no established public trading market for the Series H Preferred Stock and we do not intend to list the Series H Preferred Stock on any national securities exchange or nationally recognized trading system.

The Warrants and Placement Agent Warrants

The Private Placement Warrants are exercisable for shares of Common Stock upon receipt of the Stockholder Approval, at an exercise price of $5.00 per share, which was subsequently adjusted to $3.3713 per share in connection with the 2025 Reverse Stock Split, and expire five years from the date of the Stockholder Approval. The exercise price of the Private Placement Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). There is no established public trading market for the Private Placement Warrants, and we do not intend to list the Private Placement Warrants on any national securities exchange or nationally recognized trading system.

The Private Placement Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Warrant Shares, the applicable Private Placement Warrants may be exercised on a cashless basis. The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the Required Holders (as defined in the Purchase Agreement), subject to the rules and regulations of the Nasdaq Stock Market LLC.

The Series H Registration Rights Agreement

The Series H Preferred Stock, the Private Placement Warrants, the Series H Conversion Shares and Private Placement Warrant Shares have not been registered under the Securities Act of 1933, as amended. In connection with the Purchase Agreement, on September 2, 2025, the Company and the Investors entered into a Registration Rights Agreement (the “Series H Registration Rights Agreement”), pursuant to which the Company is required to (A) file a resale registration statement (the “Series H Registration Statement”) with the SEC to register for resale promptly following the closing date, but in no event later than 15 calendar days after the Closing Date, the sum of (i) 200% of the maximum number of Series H Conversion Shares issuable upon conversion of the Series H Preferred Stock ((x) assuming for purposes hereof that the Series H Preferred Stock are convertible at the Floor Price and (y) any such conversion shall not take into account any limitations on the conversion of the Series H Preferred Stock set forth in the Series H Certificate of Designations) and (ii) 200% of the maximum number of Investor Warrant Shares issuable upon exercise of the Investor Warrants ((x) assuming for purposes hereof that such Investor Warrants will be exercised at the initial exercise price as set forth in such Investor Warrants and (y) any such exercise shall not take into account any limitations on the exercise of such Investor Warrants as set forth therein), in each case subject to the adjustments set forth in the Series H Certificate of Designations and Investor Warrants, as applicable, (B) have such Series H Registration Statement declared effective by the Effectiveness Deadline (as defined in the Series H Registration Rights Agreement and as may be amended from time to time), and (C) maintain the registration until the earlier of (x) the date on which the selling stockholders may sell their Series H Conversion Shares or shares issuable upon exercise of the Investor Warrants without restriction pursuant to Rule 144 under the Securities Act, and (y) the date on which the selling stockholders no longer hold any such Series H Conversion Shares or such Warrant Shares. The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Series H Registration Statement when required, fails to cause the Series H Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Series H Registration Statement pursuant to the terms of the Series H Registration Rights Agreement. On October 3, 2025, the Company filed the Series H Registration Statement with the SEC, which, as of the date of this Proxy Statement, has not been declared effective by the SEC.

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The Membership Interest Purchase Agreement

On September 2, 2025, the Company entered into the MIPA, by and among the Company, LPU and the Sellers (as defined in the MIPA), pursuant to which the Company agreed to acquire 100% of the membership interests (“Membership Interests”) of LPU from the Sellers (the “Acquisition”).

As consideration for the Membership Interests, the Company delivered to the Sellers (the “Series I Issuance”) that number of shares of Series I Preferred Stock that is convertible into a number of shares of Common Stock equal to 747,362, subject to certain conversion limitations as described in the Certificate of Designations for the Series I convertible preferred stock (“Series I Certificate of Designations”). The terms of the Series I Preferred Stock are set forth in the Series I Certificate of Designations, which was filed and became effective with the Secretary of State of the State of Delaware on September 3, 2025. The shares of Common Stock issuable upon conversion of the Series I Preferred Stock are referred to as the “Series I Conversion Shares.” The Series H Conversion Shares, the Private Placement Warrant Shares and the Series I Conversion Shares are collectively referred to as the “Underlying Shares.”

Following the closing of the Acquisition, the Sellers are entitled to additional contingent consideration (the “Contingent Consideration”) upon the achievement of various specified milestones as set forth below, including completion of an offering of the Company’s Common Stock or Common Stock equivalents (“Equity Offering”), which Contingent Consideration including certain specified cash payments, cash payments calculated based on any Equity Offering proceeds, shares of Common Stock that would result in the Sellers collectively beneficially owning specified percentage of the Company and warrants to purchase Common Stock, as further described below. Promptly upon the occurrence of any of the events set forth in the table below under “Milestone Event” (each, a “Milestone Event”), the Company shall delivery the consideration set forth in the table below under “Milestone Payment” that is opposite the Milestone Event that has occurred (each such amount, a “Milestone Payment”). For purposes of the table below, capitalized terms used herein but not otherwise defined in this Proxy Statement shall have the respective meanings given such terms in the MIPA.

Milestone Event	Milestone Payments
The Company consummates any Equity Offering

With respect to each Equity Offering, the applicable Milestone Payment shall be equal to the sum of: (i) 6.25% of the Equity Offering Proceeds received by the Company from such Equity Offering, to the extent that such Equity Offering Proceeds are, collectively with the Equity Offering Proceeds from any previous Equity Offerings, less than or equal to $8,000,000 (the “Additional Initial Equity Raise Hurdle”); plus (ii) 5% of the Equity Offering Proceeds received by the Company from Equity Offerings, to the extent that such Equity Offering Proceeds are, collectively with the Equity Offering Proceeds from all previous Equity Offerings (other than Equity Offerings in respect of which Milestone Payments have already been delivered to Sellers under clause (i)), greater than $8,000,000 and less than or equal to $50,000,000.

A one-time Milestone Payment (the “One-Time Milestone Payment”) comprised of a number of shares of Common Stock (“Milestone Shares”) equal to the product of (i) 50% multiplied by (ii) a number of shares that, collectively with all Common Stock and Common Stock Equivalents previously issued to (x) Sellers under the MIPA and (y) Lightsolver pursuant to the License Agreement (in each case, on an as-converted-to-common-stock basis, ignoring for such purposes any conversion limitations therein), would, on an as-converted-to-common-stock basis, represent 10% of all the issued and outstanding shares of the Company on a Fully-Diluted Basis.

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During the period commencing on the ninetieth (90th) day after the Closing Date (the “Market Cap Period”), the Market Capitalization is equal to or greater than $100,000,000 for a period of ten (10) consecutive Trading Days (the “Initial Market Cap Condition”).

If the Initial Market Cap Condition is satisfied at such time as the One-Time Milestone Payment has not been satisfied, $1,750,000 (the “Initial Market Cap Payment”), which shall be payable, at the Company’s election, in cash, equity or partly in cash and partly in equity, provided that any portion of the Initial Market Cap Payment payable in equity shall be delivered in the form of freely tradeable shares of registered Common Stock or, if freely tradeable registered shares are not available at the time the Initial Market Cap Payment comes due, the Company may deliver to Sellers shares of preferred stock, convertible into shares of Common Stock and accruing dividends at a rate of 7.0% per annum, and with such other terms as the Company and Sellers, cooperating in good faith, mutually agree (the “Initial Market Cap Payment Shares”). Within fifteen (15) days after the issuance of Initial Market Cap Payment Shares (if any), the Company shall file with the SEC an initial Registration Statement on Form S-3 (if such form is available for use by the Company at such time) or, otherwise, on Form S-1, covering the Initial Market Cap Payment Shares, and the Company shall use its reasonable best efforts to have such Registration Statement and any amendments thereto declared effective by the SEC at the earliest possible date.

However, if the One-Time Milestone Payment has been satisfied prior to the date on which the Initial Market Cap Condition is satisfied, then the Company shall be relieved from its obligation to make the Initial Market Cap Payment, and Sellers shall have no right to receive the Initial Market Cap Payment hereunder.

During the Market Cap Period, the Market Capitalization is equal to or greater than $250,000,000 for a period of ten (10) consecutive Trading Days.	A number of shares of Common Stock (the “Additional Market Cap Payment”) that, at the time of issuance, would, on as-converted-to-common-stock basis (ignoring for such purposes any conversion limitations in the Preferred Stock), constitute 2% of the Company’s issued and outstanding shares on a Fully-Diluted Basis (such obligation, for the avoidance of doubt, being non-exclusive with the Initial Market Cap Payment set forth immediately above). Shares delivered to Sellers in respect of the Additional Market Cap Payment, together with shares (if any) comprising the Initial Market Cap Payment, the Market Cap Warrants and any shares of Common Stock issued and issuable pursuant to the terms of the Series I Certificate of Designation and the Market Cap Warrants, in each case without respect to any limitation or restriction on the conversion of the debentures or the exercise of the warrants, are collectively referred as the “Market Cap Milestone Securities”.

During the Market Cap Period, the Market Capitalization is equal to or greater than $500,000,000 for a period of ten (10) consecutive Trading Days.

A newly-issued Common Stock purchase warrant of the Company with an exercise price per share equal to the closing price per share of Common Stock as of the date such Milestone Event is achieved (the “Market Cap Warrants”) exercisable for a number of shares of Common Stock that, if exercised at the time of such Milestone Event, on an as-converted-to-common-stock basis and ignoring any conversion limitations therein), would constitute 2% of all the issued and outstanding shares of Common Stock on a Fully-Diluted Basis as of such date. Notwithstanding the foregoing, such Market Cap Warrants shall only become exercisable if the Company completes or enters into a strategic transaction or strategic advisory arrangement or partnership with a digital asset company within six (6) months of the Closing Date and, if it does not, then the Market Cap Warrants shall expire worthless.

For the avoidance of doubt, the obligation to issue the Market Cap Warrants is non-exclusive with the Initial Market Cap Payment and Additional Market Cap Payment obligations set forth above.

The Company achieving Gross Revenue of $1,000,000.	An amount in cash equal to $500,000.

Milestone Shares, Market Cap Milestone Securities, Market Cap Warrants and shares issuable upon exercise of the Market Cap Warrants are referred to as the “Milestone Securities.”

The Company’s ability to issue the Milestone Securities and settle conversions pursuant to the Series I Certificate of Designations or the Common Stock underlying the Milestone Securities are subject to certain limitations, including a limit on the number of shares that may be issued until the time, if any, that the Company’s stockholders have approved the issuance in accordance with Nasdaq listing standards (the “MIPA Stockholder Approval”). The Company has agreed to seek stockholder approval at a meeting to be held no later than 60 days following the closing of the Acquisition.

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Support Agreement

As one of the conditions to the consummation of the transactions contemplated by the MIPA, the Sellers agreed to enter into a shareholder voting agreement with the Company (the “Support Agreement”), pursuant to which each Seller agreed to vote their shares of voting capital stock of the Company held by each such Seller, subject to any beneficial ownership limitations, in favor of each matter proposed and recommended for approval by the Company’s management at every meeting of the stockholders and on any action or approval by written consent of the stockholders in connection with the MIPA Stockholder Approval.

Advisory Shares

In connection with the transaction contemplated by the MIPA, the Company engaged Palladium Capital Group, LLC (“Palladium”) to act as a non-exclusive financial advisor pursuant to an Advisory Agreement, dated as of August 31, 2025, by and between the Company and Palladium (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Company agreed to (i) pay Palladium a monthly retainer of $15,000 and (ii) issue to Palladium 15,433 shares (the “Advisory Shares Issuance”) of Common Stock of the Company (the “Advisory Shares”), which shares shall be duly and validly issued following the date of the receipt of the MIPA Stockholder Approval. The Company also agreed to include such Advisory Shares in any resale registration statement filed by the Company.

Series I Registration Rights Agreement

As one of the conditions to the consummation of the transactions contemplated by the MIPA, the Company and the Sellers entered into a registration rights agreement, dated as of September 2, 2025 (the “Series I Registration Rights Agreement”), pursuant to which the Company is required to file a resale registration statement (the “Series I Registration Statement”) with the SEC to register for resale 100% of (i) the Series I Conversion Shares promptly following the closing date of the Acquisition and (ii) the Milestone Securities and the Common Stock underlying the Milestone Securities, as applicable, promptly following the achievement of the applicable milestone, but in no event later than 30 calendar days following the applicable milestone, and to have such Series I Registration Statement declared effective by the 60th calendar day following the applicable filing date (or 90 days in case of a “full review” by the SEC). The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Series I Registration Statement when required, fails to file or cause the Series I Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Series I Registration Statement pursuant to the terms of the Series I Registration Rights Agreement. On October 3, 2025, the Company filed the Series I Registration Statement with the SEC, which, as of the date of this Proxy Statement, has not been declared effective by the SEC.

Series I Convertible Preferred Stock

The shares of Series I Preferred Stock are convertible into shares of Common Stock at the election of the holder at any time at an initial conversion price of $0.01 (the “Series I Conversion Price”), provided that, until the receipt of requisite stockholder approval of the Company for the issuance of all Series I Conversion Shares in excess of 19.99% of the issued and outstanding shares of Common Stock of the Company, the Company may not issue a number of Series I Conversion Shares which, when aggregated with any shares of Common Stock issued on or after the closing date of the Acquisition and prior to the applicable conversion date in connection with any conversion of Series I Preferred Stock issued pursuant to the MIPA, would exceed 357,052 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (“Issuable Maximum”). The Series I Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like.

Following the receipt of the MIPA Stockholder Approval, the number of Series I Conversion Shares may not exceed 456,536 (the “Maximum Issuance”); provided, however, that (A) upon the issuance of Common Stock in connection with any conversions of the Series F Preferred Stock pursuant to the terms of Series F Certificate of Designations, the Series F-1 Preferred Stock pursuant to the terms of the Series F-1 Certificate of Designations, the Series H Preferred Shares pursuant to the terms of the Series H Certificate of Designations (collectively, the “Existing Preferred Stock”), and (B) upon the issuance of Common Stock in connection with any exercise, conversion or issuance of any securities exchanged for Existing Preferred Stock after the date of issuance of the Series I Preferred Stock (“Exchanged Securities”), the Maximum Issuance shall be increased to equal the sum of (i) the Maximum Issuance immediately prior to the date of such conversion plus (ii) 0.1999 shares of Common Stock for each share of Common Stock issued upon conversion, exercise or issuance of the applicable Existing Preferred Stock or Exchanged Securities. As of the date of this Proxy Statement, all of the Existing Preferred Stock has been converted to shares of Common Stock and/or redeemed and is no longer outstanding.

Holders of Series I Preferred Stock are entitled to receive, and the Company shall pay, dividends as and when paid to the holders of Common Stock of the Company on an as-converted basis, ignoring for such purposes any limitations on conversion hereunder. Subject to applicable beneficial ownership limitations, on any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of a meeting), each holder of Series I Preferred Stock, in its capacity as such, shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the Series I Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (taking into account all Series I Preferred Stock beneficially owned by such holder).

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Consulting Agreement with James Altucher and Z-List Media

On October 1, 2025, the Company entered into a consulting agreement (the “Consulting Agreement”) with James Altucher and Z-List Media, Inc. (collectively, the “Consultants”), pursuant to which, the Consultants agreed to provide certain consulting services to the Company, including fund raising, crypto portfolio management, investor relations, strategic planning, deal flow analysis, introductions to further its business goals, advice related to sector growth initiatives and any other consulting or advisory services which the Company reasonably requests that the Consultants provide to the Company. The Consulting Agreement has a term of two years unless earlier terminated pursuant to the terms of the Consulting Agreement or upon the mutual written consent of the Company and the Consultants in accordance with the terms of the Consulting Agreement.

Pursuant to the Consulting Agreement, the Company agreed to issue to Z-List Media, Inc. warrants to purchase up to an aggregate of 400,000 shares of Common Stock, consisting of: (i) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $5.00 per share (the “First Tranche Warrant”), which were issued on the date of the Altucher Consulting Agreement (such date, the “Effective Date”), (ii) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $5.00 per share, which will be issued three months from the Effective Date (the “Second Tranche Warrant”), (iii) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $7.50 per share (the “Third Tranche Warrant”), which will be issued nine months from the Effective Date, and (iv) a warrant to purchase up to 100,000 shares of Common Stock at exercise price of $10.00 per share (the “Fourth Tranche Warrant” and together the First Tranche Warrant, the Second Tranche Warrant and the Third Tranche Warrant, the “Consultant Warrants”), which will be issued twelve months from the Effective Date, in each case, with each Consultant Warrant subject to exercisability, forfeiture and such other terms as set forth therein.

The Consultant Warrants and shares of Common Stock issuable upon exercise of such Consultant Warrants were issued pursuant to an exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Effect of Issuance of the Securities

The shares of Series H Preferred Stock are initially convertible into up to an aggregate of 1,400,000 shares of our Common Stock at the initial Series H Conversion Price, the Investor Warrants were initially exercisable into up to an aggregate of 1,400,000 shares of our Common Stock at the initial exercise price of $5.00 per share, which was subsequently adjusted to $3.3713 per share. Pursuant to the share combination event adjustment provisions in the Series G Preferred Stock, and anti-dilution features contained in the Series H Certificate of Designations and the Private Placement Warrants, the 2025 Reverse Stock Split adjusted the conversion price of the Series H Preferred Stock and the exercise price of the Investor Warrants from $5.00 per share to $3.3713 per share and the number of shares of Common Stock issuable upon conversion of the Series H Preferred Stock at the Conversion Price is 2,076,351 and the number of Investor Warrants was adjusted proportionally to an aggregate total of 2,076,351. The Placement Agent Warrants were initially exercisable into up to an aggregate of 149,000 shares of our Common Stock at the initial exercise price of $5.00 per share, which were subsequently adjusted to 117,166 Placement Agent Warrants and $3.3713 per share, respectively, in connection with the 2025 Reverse Stock Split.

The shares of Series I Preferred Stock are convertible into a number of shares of Common Stock up to a maximum 747,362, subject to certain conversion limitations as set forth in the Series I Certificate of Designations.

In the event that we issue shares of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series H Conversion Price or exercise price of the Private Placement Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Series H Preferred Stock and the exercise of the Private Placement Warrants would be greater than the number issuable at the current Series H Conversion Price and/or current exercise price, as applicable. In the event that any shares of Existing Preferred Stock are converted, the aggregate number of shares of Common Stock issuable upon conversion of the Series I Preferred Stock would be greater than the number of Series I Conversion Shares currently issuable.

The potential issuance of Underlying Shares, Advisory Shares, Milestone Securities and Consulting Warrants would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series H Preferred Stock and Series I Preferred Stock is converted or the Private Placement Warrants or Consulting Warrants are exercised, or additional shares, if any, of Common Stock are issued pursuant to the terms of the Series H Preferred Stock, the Series I Preferred Stock, the Private Placement Warrants or Consulting Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Series H Preferred Stock and exercise of the Private Placement Warrants issued in connection with the Private Placement, the exact magnitude of the dilutive effect of the Series H Preferred Stock and the Private Placement Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders. Additionally, the issuance of the Milestone Securities will depend on whether any of the Milestone Events actually occur. The issuance of the Milestone Securities would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that we issue the Milestone Securities.

The Issuance Proposal

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals 20% or more of our Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placement, the Series I Issuance, Advisory Shares Issuance and the Consulting Warrants, and any issuance of the Milestone Securities, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement and MIPA, each of which were signed on September 2, 2025.

Immediately prior to the execution of the Purchase Agreement and MIPA, we had 178,615,658 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Underlying Shares, Advisory Shares and Milestone Securities would have constituted, or will constitute, greater than 20% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placement, Series I Issuance, Advisory Shares Issuance and any issuance of the Milestone Securities. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 357,052 shares, which is 20% of the shares of Common Stock issued and outstanding on the date of entry into the Purchase Agreement and MIPA.

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We generally have no control over whether the holders of the Series H Preferred Stock or Series I Preferred Stock convert their shares of Series H Preferred Stock or Series I Preferred Stock, whether the Warrant holders exercise their Warrants. Additionally, the Series H Conversion Price and exercise price of the Private Placement Warrants is subject to price-based adjustments in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series H Conversion Price or exercise price of the Private Placement Warrants (subject to certain exceptions). For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Series H Underlying Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the holders of the Series H Preferred Stock, Series I Preferred Stock and Private Placement Warrants. Additionally, the issuance of the Milestone Securities will depend on whether any of the Milestone Events actually occur. If such Milestone Events occur, we may also be required to issue more than 20% of our outstanding shares of Common Stock. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the current or future holders of the Series H Preferred Stock, Series I Preferred Stock, Milestone Securities, Advisory Shares, and/or Warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement and MIPA, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the holders of the Advisory Shares, Series I Preferred Stock, Series H Preferred Stock, Warrants or Milestone Securities could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement and MIPA may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternatives available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings every 90 days to seek such approval as is required under the Purchase Agreement. Further, until such time as we obtain stockholder approval for this Issuance Proposal, we will not be able to (i) issue the Advisory Shares, (ii) effect any conversions of Series H Preferred Stock, and any exercises of the Warrants, (iii) issue a number of Series I Conversion Shares which, when aggregated with any shares of Common Stock issued on or after the closing date of the Acquisition and prior to the applicable conversion date in connection with any conversion of Series I Preferred Stock issued pursuant to the MIPA, in excess of the Issuable Maximum, (iv) issues any Milestone Securities.

Additionally, pursuant to the Purchase Agreement: (A) unless Stockholder Approval is obtained, the Company may not effect (i) any Dilutive Issuance (as defined in the Series H Certificate of Designations) or (ii) without the prior written consent of the Required Holders (as defined in the Series H Certificate of Designations), issue or sell (or enter into any agreement or publicly announce the intention to grant, issue or sell) securities containing any anti-dilution price-based adjustments, and (B) until ninety (90) days following the earlier of (x) the date on which this registration statement is declared effective or (y) the date on which the selling stockholders may sell their Series H Conversion Shares or shares of Common Stock issuable upon exercise of the Investor Warrants without restriction pursuant to Rule 144 under the Securities Act, we may not issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security.

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Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which beneficially owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Private Placement. ICIG and IMF may be unable to convert all of the shares of Series H Preferred Stock and exercise all of the Investor Warrants issued to them in connection with the Private Placement if the Issuance Proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the Conversion Shares and Private Placement Warrant Shares to which each is entitled upon conversion of their respective Series H Preferred Stock at the initial Conversion Price or exercise of their respective Investor Warrants at the initial exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Purchase Agreement, the Series H Registration Rights Agreement, the Private Placement Warrants, the MIPA, the Series I Registration Rights Agreement, the Series H Certificate of Designations and the Series I Certificate of Designations are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreement, the Series H Registration Rights Agreement, the Private Placement Warrants, the MIPA and the Series I Registration Rights Agreement, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on September 2, 2025, as amended on September 5, 2025, and the Series I Certificate of Designations and Series H Certificate of Designations, which was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2025, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Special Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to adopt the proposal to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the outcome of the Issuance Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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INCENTIVE PLAN AMENDMENT PROPOSAL

The Board is seeking the approval of our stockholders of a second amendment to the Q/C Technologies, Inc. 2021 Equity Incentive Plan, which was adopted by the Board on October 20, 2025, subject to stockholder approval (the “Incentive Plan Amendment”). The Plan was originally approved by the Board on March 18, 2021, and by our stockholders on April 15, 2021. Under the Plan as originally adopted, we initially reserved 7,228,184 shares (without giving effect to the Reverse Stock Splits (as defined below)) of our Common Stock for issuance as awards under the Plan. On February 14, 2024, the Company effected a 1-for-30 reverse stock split (the “2024 Reverse Stock Split” and, together with the 2025 Reverse Stock Split, the “Reverse Stock Splits”)), after which the number of shares of Common Stock reserved for issuance pursuant to awards under the Plan was adjusted to 240,940. Subsequently, the Plan was amended by the First Amendment to the Plan (the “First Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 2,500,000 shares (without giving effect to the 2025 Reverse Stock Split), which was adopted by the Board on November 1, 2024, and by our stockholders on November 25, 2024. On August 29, 2025, the Company effected a 1-for-100 reverse stock split, after which the number of shares of Common Stock reserved for issuance pursuant to awards under the Plan was adjusted to 25,000.

As of the Record Date, there were 0 shares remaining available for future issuance as awards under the Plan. The Incentive Plan Amendment would further increase the number of shares of Common Stock available for issuance pursuant to awards under the Plan by an additional 1,375,000 shares, to a total of 1,400,000 shares of our Common Stock.

Background and Purpose of the Proposal

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Plan to meet our current and projected needs. Accordingly, it is the judgment of the Board that the Incentive Plan Amendment is in the best interest of the Company and its stockholders. We believe that the Incentive Plan Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Incentive Plan Amendment, the First Amendment and the Plan are included as Annex A, Annex B and Annex C respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the Plan, which is qualified in its entirety by reference to the full text of the Plan, as amended.

Summary of the Proposed Incentive Plan Amendment

The Board adopted the Incentive Plan Amendment on October 20, 2025, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the Plan by an additional 1,375,000 shares, to a total of 1,400,000 shares of our Common Stock.

Description of the Plan

Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

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Effective Date and Expiration. The Plan was approved by the Board on March 18, 2021, approved by the Company’s stockholders on April 15, 2021 and was made effective on April 16, 2021 (the “Plan Effective Date”). The Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board. No awards may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Initially the number of shares of Common Stock that were reserved for issuance pursuant to awards under the Plan was 7,228,184 shares (without giving effect to the Reverse Stock Splits), 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options. Currently, subject to certain adjustments, the number of shares of Common Stock that are reserved for issuance pursuant to awards under the Plan is 25,000 shares, of which 100% may be delivered pursuant to incentive stock options. If the Incentive Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 1,375,000 shares for a total of 1,400,000 shares, 100% of which may be delivered as incentive stock options.

Administration. The Plan is administered by the compensation committee of the Board or such other committee of the board as is designated by it to administer the Plan (the “Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no Plan Administration Committee to administer the Plan, any reference to the Plan Administration Committee is a reference to the Board.

The Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Plan; establish and revise rules and regulations relating to the Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Plan. The Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the Plan Administration Committee.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the Plan. As of the Record Date, the Company had 2 employees, 5 contractors, and 4 non-employee directors who would be eligible for awards under the Plan.

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Stock Options. The Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Plan Administration Committee, except that the Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the Plan.

Stock Appreciation Rights. The Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the Plan.

Restricted Stock and Restricted Stock Units. The Plan Administration Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Plan Administration Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

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Performance Awards. The Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Plan Administration Committee deems satisfactory, the Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to shareholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

Other Awards. The Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

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Vesting, Forfeiture and Recoupment, Assignment. The Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limit under the Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

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Amendment or Discontinuance of the Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The Plan Administration Committee may not, without the approval of our stockholders, “reprice” any stock options or SARs. For purposes of the Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) cancelling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Plan Administration Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the Plan.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

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Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Company Tax Deduction and Other Tax Matters

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a prior plan award granted on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation. While the deductibility of executive compensation for federal income tax purposes is among the factors the Plan Administration Committee considers when structuring the Company’s executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if the Company believes it is in the best interests of the Company.

If an individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction on such amounts.

Effect of the Reverse Stock Split on the Plan Amendment

If the Incentive Plan Amendment is approved by our stockholders at the Special Meeting, the Incentive Plan Amendment will become effective immediately upon approval. If the Reverse Stock Split Proposal is approved and a reverse stock split is effected at a subsequent time, the number of shares reserved under the Plan will be proportionately reduced pursuant to Article 11 of the Plan at the effective time of the such reverse stock split.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the Plan and, thus, have a personal interest in the approval of the Incentive Plan Amendment.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the Plan pursuant to the Incentive Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Administration Committee.

The market value of our Common Stock on the Record Date was $3.90 per share, based on the closing price of our Common Stock on the Record Date.

Vote Required and Board’s Recommendation

The approval of the Incentive Plan Amendment Proposal requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the Incentive Plan Amendment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes). “ABSTAIN” votes will have no effect on the results for the Incentive Plan Amendment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

The Board unanimously recommends that you vote “FOR” THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

The Company’s Certificate of Incorporation (as amended, the “Charter”) currently authorizes the Company to issue a total of 1,300,000,000 shares of capital stock, consisting of 1,250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

On October 20, 2025, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-250, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to ensure that the Company meets the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 250 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet or maintain the minimum stock price standards of the Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex D to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet or maintain the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

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We believe that the Reverse Stock Split is our best option to meet the criteria to maintain the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to maintain the requirements of the Nasdaq Minimum Bid Price Rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 250 shares of Common Stock. A purchase or sale of less than 250 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 250 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

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The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding shares of preferred stock and warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

Each of (i) the warrants issued concurrently with the Series F Preferred Stock (the “Series F Warrants”), (ii) the warrants issued concurrently with the Series F-1 Preferred Stock (the “Series F-1 Warrants”), (iii) the Series G Certificate of Designations and the warrants issued concurrently with the Series G Preferred Stock (the “Series G Warrants”), (iv) the Series H Certificate of Designations and the Investor Warrants and (v) the Placement Agent Warrants (the Placement Agent Warrants, together with the Series F Warrants, the Series F-1 Warrants, the Series G Warrants, and the Investor Warrants, collectively, the “Preferred Warrants”), contain provisions that require the reduction of the conversion price of the Series G Preferred Stock and the Series H Preferred Stock and the exercise price of the Preferred Warrants, respectively, as then in effect, following a reverse stock split as set forth therein. The number of shares of Common Stock issuable upon exercise of the Preferred Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Preferred Warrants will remain the same following the reduction.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to maintain the Nasdaq Minimum Bid Price Rule. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-250.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-250. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

As of the Record Date, the Company had 2,052,974 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-250, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 1,026,487 shares and 8,212 shares, respectively.

We are currently authorized to issue a maximum of 1,250,000,000 shares of our Common Stock. As of the Record Date, there were 2,052,974 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under our Plan, the MyMD Florida Incentive Plan, our 2017 Stock Incentive Plan (as amended, the “2017 Plan”) and our 2018 Stock Incentive Plan (as amended, the 2018 Plan” and, together with the Plan, the MyMD Florida Incentive Plan and the 2017 Plan, the “Plans”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Plans; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Plans; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the Plans, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected alone by the Reverse Stock Split and will remain at 1,300,000,000 shares, consisting of 1,250,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Securities Transfer Corporation, will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE
STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK
CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL
THEY ARE REQUESTED TO DO SO.

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Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

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All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s voting stock outstanding and entitled to vote at the Special Meeting and voting in favor of any one or more of the proposals presented at the Special Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Special Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Special Meeting, we could adjourn or postpone the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of the such proposals.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Other BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2026 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing by the close of business on January 19, 2026 to our principal executive offices at 1185 Avenue of the Americas, Suite 249, New York, NY 10036, Attention: Secretary. However, pursuant to Rule 14a-8, if the 2026 Annual Meeting is held on a date that is before April 20, 2026 or after June 19, 2026, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2026 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be received by the secretary of the Company at our principal executive offices at 1185 Avenue of the Americas, Suite 249, New York, NY 10036, not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made; provided additionally, however, that, solely with respect to notice of nominations, in the event the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Company specified above not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Company.

Accordingly, for our 2026 Annual Meeting, notice of a nomination or proposal must be received by us no later than April 4, 2026 and no earlier than March 5, 2026; provided, however, if and only if the 2026 Annual Meeting is not scheduled to be held between April 20, 2026 and July 19, 2026, to be timely, notice must be received not earlier than the close of business on the 120th day prior to such 2026 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to such 2026 Annual Meeting, or (ii) the tenth day following the day on which Public Announcement of the date of such 2026 Annual Meeting is first made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws.

As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provisions or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. For purposes of the foregoing paragraph, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

39

Annex A

SECOND AMENDMENT TO
q/c technologies, Inc. 2021 Equity Incentive Plan

This SECOND AMENDMENT TO Q/C TECHNOLOGIES, Inc. 2021 Equity Incentive Plan (this “Amendment”), effective as of [ ], 2025, is made and entered into by Q/C Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Q/C Technologies 2021 Equity Incentive Plan, as amended (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, contractors, and outside directors of the Company and its subsidiaries;

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time without the consent of the Participants, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.1 of the Plan, by an additional 1,375,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Article 9 of the Plan.

NOW, THEREFORE, in accordance with Article 9 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is one million four hundred thousand (1,400,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Q/C Technologies, Inc.

By:
Name:
Title:

Annex B

FIRST AMENDMENT TO

TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan

This FIRST AMENDMENT TO TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (this “Amendment”), effective as of November 1, 2024, is made and entered into by TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, contractors, and outside directors of the Company and its subsidiaries;

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time without the consent of the Participants, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.1 of the Plan, by an additional 2,259,060 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Article 9 of the Plan.

NOW, THEREFORE, in accordance with Article 9 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is two million five hundred thousand (2,500,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

TNF Pharmaceuticals, Inc.

By:	/s/ Mitchell Glass
Name:	Mitchell Glass, M.D.
Title:	President and Chief Medical Officer

[Signature Page to First Amendment to TNF Pharmaceuticals, Inc. 2021 Equity Incentive Plan]

B-2

Annex C

MyMD Pharmaceuticals, INC.

2021 EQUITY INCENTIVE PLAN

The MyMD Pharmaceuticals, Inc. 2021 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), effective as of April 16, 2021 (the “Effective Date”), subject to approval by the Company’s shareholders.

Article 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

C-1

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means any of the following, except as otherwise provided herein: (a) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (c) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (d) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.66, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Claim” means any claim, liability, or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.8 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.9 “Committee” means the Compensation Committee of the Board or a subcommittee appointed by either the Compensation Committee or the Board, or such other committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of the Plan.

2.10 “Common Stock” means the common stock, no par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

C-2

2.11 “Company” means MyMD Pharmaceuticals, Inc., a New Jersey corporation, and any successor entity.

2.12 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, as an independent contractor, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.13 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.14 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.15 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.16 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.17 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.18 “Exercise Date” is the date (a) with respect to any Stock Option, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award); and (b) with respect to any SAR, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.

2.19 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.20 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

C-3

2.21 “Immediate Family Members” is defined in Section 15.8 hereof.

2.22 “Incentive” is defined in Section 2.2 hereof.

2.23 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.24 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.25 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.26 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.27 “Other Award” means an Award issued pursuant to Section 6.8 hereof.

2.28 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.29 “Participant” means an Employee, Contractor, or an Outside Director to whom an Award is granted under this Plan.

2.30 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.31 “Performance Criteria” is defined in Section 6.9 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.9 hereof.

2.33 “Plan” means this MyMD Pharmaceuticals, Inc. 2021 Equity Incentive Plan, as amended from time to time.

2.34 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

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2.35 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.36 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.37 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.38 “Retirement” shall have the meaning set forth in the Participant’s Award Agreement.

2.39 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.40 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.41 “Spread” is defined in Section 12.4(b) hereof.

2.42 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.43 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships, or limited liability companies.

2.44 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.444, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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2.45 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.

ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

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The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to a Reporting Participant shall be performed solely by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is seven million, two hundred twenty-eight thousand, one hundred eighty-four (7,228,184) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire, or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the Participant and shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, or shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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Article 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any Stock Option granted hereunder.

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6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and the limitations set forth in Section 7.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

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(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, provided that (A) any dividends with respect to such an Award may be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee, and (B) any dividends so withheld by the Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon vesting of the Award, and if such Award is forfeited, the Participant shall have no right to such dividends. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any SARs granted hereunder.

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6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

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(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.9 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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6.10 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.11 No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders, “reprice” any Stock Option or SAR. For purposes of this Section 6.11, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or SAR price, (b) canceling a Stock Option or SAR at a time when its exercise price or SAR price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award with an exercise price or SAR price less than the exercise price or SAR price of the original Stock Option or SAR, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.11 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

Article 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine at the time of grant or any time thereafter that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested or waive the Restriction Period applicable to an Incentive at any time.

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Article 8.

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date. The consideration due with respect to the exercise of a Stock Option shall be payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date, which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

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The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10.

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

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Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (d) the Option Price of each outstanding Award, (e) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (f) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

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12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

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Article 14.

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

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15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

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Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.8, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

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On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain MyMD Pharmaceuticals, Inc., 2021 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Baltimore, Maryland. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of New Jersey (excluding any conflict of laws, rule or principle of New Jersey law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Baltimore, Maryland.

***************

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of April 16, 2021, by its Chief Financial Officer pursuant to prior action taken by the Board.

MyMD PHARMACEUTICALS, inc.

By:	/s/ Ian Rhodes
Name:	Ian Rhodes
Title:	Chief Financial Officer

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Annex D

CERTIFICATE OF AMENDMENT

Of

CERTIFICATE OF INCORPORATION

OF

Q/C Technologies, Inc.

Q/C Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on [ ].

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph [●] as follows:

“Reverse Split. Effective as of [●] on [●] (the “Reverse Stock Split Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Reverse Stock Split Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Reverse Stock Split Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Reverse Stock Split Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Reverse Stock Split Effective Time is reclassified into [●] share of Common Stock, $0.001 par value per share, of the Corporation (the “Reverse Stock Split New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of Reverse Stock Split New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of Reverse Stock Split New Common Stock. Any stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of the Reverse Stock Split Old Common Stock will, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the Reverse Stock Split New Common Stock into which such shares of Reverse Stock Split Old Common Stock shall have been reclassified plus the fraction, if any, of a share of Reverse Stock Split New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

D-1

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V80677-TBD

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Q/C TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following proposals:

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V80678-TBD

Q/C Technologies, Inc.
Special Meeting of Stockholders
November 10, 2025, 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of Q/C Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM EDT on November 10, 2025, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/QCLS2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side